Vessels, Net	6 Months Ended
Jun. 30, 2024
Vessels, Net [Abstract]
Vessels, Net
5.	Vessels, Net:

The amounts in the accompanying condensed consolidated balance sheets are analyzed as follows:

	June 30, 2024	December 31, 2023
Cost:
Beginning balance:	112,375	38,769
- Additions	-	95,051
- Transfer to “Vessel held for sale”	(19,754)	-
- Disposals	-	(21,445)
Ending balance:	92,621	112,375

Accumulated depreciation:
Beginning balance:	(7,556)	(1,257)
- Depreciation for the period	(3,708)	(7,101)
- Transfer to “Vessel held for sale”	1,486	-
- Disposals	-	802
Ending balance:	(9,778)	(7,556)

Net book value	82,843	104,819

Vessel Held for Sale

On May 2, 2024, the Company entered into an agreement with an unaffiliated third party for the sale of the Oasea for a gross sale price of $20,220. Delivery of the vessel to her new owners took place on July 19,2024 (Note 15). As of June 30, 2024, the vessel was classified in current assets as “Vessel held for sale” in the condensed consolidated balance sheet, according to the provisions of ASC 360, as all the criteria for this classification were met. Accordingly, the outstanding amount of $10,788 under the March 2023 Neptune Sale and Leaseback for Oasea was classified in current liabilities in the condensed consolidated balance sheet. The specific vessel was not impaired as of June 30, 2024, since its carrying amount as at the balance sheet date was lower than its fair value less cost to sell. The fair value of the vessel was determined based on the agreed sale price. As of June 30, 2024, the carrying amount of the vessel includes the unamortized balance of vessel cost of $18,268 and the unamortized balance of drydocking cost of $13 and it is included in “Vessel held for sale” in the accompanying condensed consolidated balance sheet.